                                                                    EXHIBIT 23.1


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS.


As independent public accountants, we hereby consent to the use of our reports dated November 15, 2000 included in this Form 8-K into the Company's previously filed Registration Statement File No.'s 33-35191, 33-47830, 33-87792, 33-84795,
333-11853, 333-11849, 333-34003, 333-79167 and 333-34634.



                                                         /s/ Arthur Andersen LLP

Boston, Massachusetts
November 24, 2000